ALLIANCE FUNDING
                   by SUPERIOR BANK FSB -- SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1997-3 Sub-Pool 1

               In accordance with section 6.08 of the Pooling and
                Servicing Agreement dated as of September 1, 1997
          Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-3 Sub-Pool 1
                   for December 26, 1997, the Remittance date.

                       Due period ended: December 1, 1997

--------------------------------------------------------------------------------

 1  Total Actual Principal Collections                              1,174,470.47
 2  Total Actual Interest Collections                               1,033,880.17
 3  Less Service Fees Service Fees Previously Remitted                  6,435.54
 4  Additional Proceeds                                                     0.00
                                                                    ------------
 5       Total Collections:                                         2,201,915.10


    MONTHLY ADVANCES

 6  Interest Advance                                                  107,817.18
 7  Compensating Interest                                               5,080.33
 8  Amounts Held for Future Distributions                                   0.00
 9  Cross Collateral Deposit                                                0.00
10  Reserve Withdrawal per Sec. 6.14c                                       0.00
                                                                    ------------
11       Available Remittance Amount:                               2,314,812.61

12  Service Fees                                                       51,965.92
13  Expense Account Deposit:                                            2,927.69
                                                                    ------------
14       Adjusted Remittance Amount:                                2,259,919.00


    REMAINING AMOUNT AVAILABLE:

15            Adjusted Remittance Amount                            2,259,919.00
16            Insured Payments                                              0.00
17            Insurance Account Deposit @ 13 bp
                 the Ending Principal Balance                          12,686.67
18            Cross Collateral Withdrawal                                   0.00
19            Class Remittance Amounts                              2,247,232.33
20            Non-Recoverable Advances not
                 Previously Reimbursed                                      0.00
                                                                    ------------
    Total Remaining Amount Available:                                       0.00
                                                                    ============
    Amount of Reimbursements Pursuant to Sec. 5.04
21       Servicing Fee                                                      0.00
22       Monthly Advances and Servicer Advances                             0.00
23       Other Mortgage Payments                                            0.00
24       Interest Earned on P&I Deposits                                    0.00
25       Additional Servicing Compensation                                  0.00

--------------------------------------------------------------------------------

                                                          ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                         1997-3 Sub-Pool 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                    Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-3 Sub-Pool 1 for December 26, 1997, the Remittance date.

                                                 Due period ended: December 1, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Total           Class A-1         Class A-2         Class A-3
                                                              --------------    -------------     -------------     -------------
26  Loans Outstanding -- BOM                                            2108
27  Original Loan Balance                                     120,302,125.60    33,954,176.53     30,792,452.18     12,115,063.15
28  Pre-Funding Account Balance                                         0.00             0.00              0.00              0.00
29  Initial Overcollateralization                               2,019,902.88     1,199,595.31        292,529.03        115,093.39
30  Realized Losses, LTD                                                0.00             0.00              0.00              0.00
31  Carryforward Amount
32  Aggregate Unpaid Principal Balance of Delinquent                    0.00             0.00              0.00              0.00
       Loans Repurchased per Sec. 5.11                                  0.00             0.00              0.00              0.00
                                                              --------------    -------------     -------------     -------------
33  Total Class Principal Balance                             118,282,222.72    32,754,581.22     30,499,923.15     11,999,969.76
34       Pool Factor per Loan Balance                             99.8127143%      28.1712273%       25.5479961%       10.0516706%
35       Pool Factor per Class Balance                            98.1368338%      93.5845178%       99.9997480%       99.9997480%
36  Excess Spread                                                       0.00
37  Cross Collateral Withdrawal                                         0.00
38  Cross Collateral Deposit                                            0.00             0.00
39  Additional Principal due Class A                              424,117.64       424,117.64
40  Interest Remittance @ Pass-Through Rates                      648,644.22       162,956.32        168,257.91         66,899.83

    PRINCIPAL REDUCTIONS:
41            Class 1A-5 Lockout Remittance                             0.00
42            Prepayments -- Number                                       17               17
43            Prepayments -- Dollar                             1,059,770.13     1,059,770.13              0.00              0.00
44            Delinquent Loans Repurchased -- Number                       0             0.00
45            Delinquent Loans Repurchased -- Dollar                    0.00             0.00              0.00              0.00
46            Net Liquidation Proceeds                                  0.00             0.00              0.00              0.00
47            Curtailments                                              0.00             0.00              0.00              0.00
48            Normal and Excess Payments                          114,700.34       114,700.34              0.00              0.00
                                                              --------------    -------------     -------------     -------------
49  Principal Remittance                                        1,174,470.47
50            Pre-Funding Account Transfer                              0.00             0.00              0.00              0.00
                                                              --------------    -------------     -------------     -------------
51  Total Principal Remittance                                  1,174,470.47     1,174,470.47              0.00              0.00
52  Additional Principal Reduction                                424,117.64       424,117.64              0.00              0.00
                                                              --------------    -------------     -------------     -------------
53  Total Remittance                                            2,247,232.33     1,761,544.43        168,257.91         66,899.83
                                                              ==============    =============     =============     =============
54  Current Month Realized Loss -- Number                                  0
55  Current Month Realized Loss -- Dollar                               0.00

    CLASS PRINCIPAL BALANCE -- EOM
56  Loans Outstanding - EOM                                             2091
57  Closing Loan Balance                                      119,127,655.13    32,779,706.06     30,792,452.18     12,115,063.15
58  Pre-Funding Account Balance                                         0.00             0.00              0.00              0.00
59  Additional Principal Reduction, LTD                         2,444,020.53     1,623,712.96        292,529.03        115,093.39
60  Realized losses, LTD                                                0.00             0.00              0.00              0.00
61  Aggregate Unpaid Principal Balance of Delinquent
62     Loans Repurchased per Sec. 5.11                                  0.00             0.00              0.00              0.00
                                                              --------------    -------------     -------------     -------------
63  Total Class Principal Balance                             116,683,634.60    31,155,993.11     30,499,923.15     11,999,969.76
64       Pool Factor per Loan Balance                             98.8382754%      27.1967883%       25.5479961%       10.0516706%
65       Pool Factor per Class Balance                            96.8105113%      89.0171232%       99.9997480%       99.9997480%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                               Class A4          Class A-5         Class R
                                                             -------------     -------------     -------------
26  Loans Outstanding -- BOM
27  Original Loan Balance                                    22,239,073.22     21,201,360.52
28  Pre-Funding Account Balance                                       0.00              0.00
29  Initial Overcollateralization                               211,271.72        201,413.43
30  Realized Losses, LTD                                              0.00              0.00
31  Carryforward Amount
32  Aggregate Unpaid Principal Balance of Delinquent                  0.00              0.00
       Loans Repurchased per Sec. 5.11                                0.00              0.00
                                                             -------------     -------------
33  Total Class Principal Balance                            22,027,801.50     20,999,947.09
34       Pool Factor per Loan Balance                           18.4513969%       17.5904235%
35       Pool Factor per Class Balance                          99.9997480%       99.9997480%
36  Excess Spread                                                                                     0.00
37  Cross Collateral Withdrawal                                                                       0.00
38  Cross Collateral Deposit
39  Additional Principal due Class A
40  Interest Remittance @ Pass-Through Rates                    129,780.46        120,749.70

    PRINCIPAL REDUCTIONS:
41            Class 1A-5 Lockout Remittance
42            Prepayments -- Number
43            Prepayments -- Dollar                                   0.00              0.00
44            Delinquent Loans Repurchased -- Number
45            Delinquent Loans Repurchased -- Dollar                  0.00              0.00
46            Net Liquidation Proceeds                                0.00              0.00
47            Curtailments                                            0.00              0.00
48            Normal and Excess Payments                              0.00              0.00
                                                             -------------     -------------
49  Principal Remittance
50            Pre-Funding Account Transfer                            0.00              0.00
                                                             -------------     -------------
51  Total Principal Remittance                                        0.00              0.00
52  Additional Principal Reduction                                    0.00              0.00
                                                             -------------     -------------          ----
53  Total Remittance                                            129,780.46        120,749.70          0.00
                                                             =============     =============          ====
54  Current Month Realized Loss -- Number                                                                0
55  Current Month Realized Loss -- Dollar                                                             0.00

    CLASS PRINCIPAL BALANCE -- EOM
56  Loans Outstanding - EOM
57  Closing Loan Balance                                     22,239,073.22     21,201,360.52
58  Pre-Funding Account Balance                                       0.00              0.00
59  Additional Principal Reduction, LTD                         211,271.72        201,413.43
60  Realized losses, LTD                                              0.00              0.00
61  Aggregate Unpaid Principal Balance of Delinquent
62     Loans Repurchased per Sec. 5.11                                0.00              0.00
                                                             -------------     -------------
63  Total Class Principal Balance                            22,027,801.50     20,999,947.09
64       Pool Factor per Loan Balance                           18.4513969%       17.5904235%
65       Pool Factor per Class Balance                          99.9997480%       99.9997480%
--------------------------------------------------------------------------------------------------------------

                                            Page 2 of 4

                                                 ALLIANCE FUNDING
                                    by SUPERIOR BANK FSB -- SERVICING DIVISION
                                               Designated Servicer
                                              SERVICER'S CERTIFICATE

                                                1997-3 Sub-Pool 1

       In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                          Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-3 Sub-Pool 1 for December 26, 1997, the Remittance date.

                                        Due period ended: December 1, 1997
----------------------------------------------------------------------------------------------------------------
                                                                Total             Class A-1          Class A-2
                                                            --------------      -------------      -------------
66  Weighted Note Rate -- THIS Remittance                     11.50694%
67  Weighted Note Rate -- NEXT Remittance                     11.50300%

68  Related Remittance Period for Libor Rate                  25-Nov-97            thru             25-Dec-97
69  Days in Related Period                                       31

70  Pass-Through Rates                                                            5.77750%            6.62%

71  Weighted Average Remaining Term                            222.23

72  Original Pool -- Principal Balance                       75,270,504.81      21,857,749.18      19,047,467.15
73  Original Pool -- Pre-Funding Account                     46,413,348.80      13,477,939.86      11,745,061.88
74  Original Pool -- Additional Principal Reduction           1,155,996.61         335,689.04         292,529.03
                                                            --------------      -------------      -------------
75  Original Pool Total                                     120,527,857.00      35,000,000.00      30,500,000.00
76  Original Pool -- Number of Loans                            1306
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                               Class A-3          Class A4           Class A-5
                                                             -------------      -------------      -------------
66  Weighted Note Rate -- THIS Remittance
67  Weighted Note Rate -- NEXT Remittance

68  Related Remittance Period for Libor Rate
69  Days in Related Period

70  Pass-Through Rates                                          6.69%              7.07%               6.90%

71  Weighted Average Remaining Term

72  Original Pool -- Principal Balance                        7,494,085.44      13,756,553.52      13,114,649.52
73  Original Pool -- Pre-Funding Account                      4,621,007.95       8,482,575.20       8,086,763.91
74  Original Pool -- Additional Principal Reduction             115,093.39         211,271.72         201,413.43
                                                             -------------      -------------      -------------
75  Original Pool Total                                      12,000,000.00      22,027,857.00      21,000,000.00
76  Original Pool -- Number of Loans
----------------------------------------------------------------------------------------------------------------



    Class A Overcollateralization Reconciliation             Beg. of Month      Current Month      End of Month
    --------------------------------------------            --------------      -------------      -------------
77  Additional Principal Reduction, LTD                       2,019,902.88         424,117.64       2,444,020.53
78  Cross Collateral Deposits                                         0.00               0.00               0.00
79  Less:  Realized Losses, LTD                                       0.00               0.00               0.00
                                                            --------------      -------------      -------------
80  Overcollateralization of Principal                        2,019,902.88         424,117.64       2,444,020.53
                                                            ==============      =============      =============

81  Base Overcollateralization Required                                                             8,207,853.68
82  Required Overcollateralization Amount                                                           8,207,853.68

    Current Month Subordinated Amount                        Beg. of Month      Current Month      End of Month
    ---------------------------------                        -------------      -------------      -------------
83  Original Subordinated Amount                             16,889,677.00            N/A          16,889,677.00
84  Less: Cumulative Realized Losses                                  0.00               0.00               0.00
85  Plus: Cumulative Additional Proceeds                              0.00               0.00               0.00
                                                            --------------      -------------      -------------
86  Current Subordinated Amount                              16,889,677.00                         16,889,677.00
                                                            ==============      =============      =============
    Nonrecoverable Advance Reconciliation
    -------------------------------------
87  Beginning of Month                                                                   0.00
88  Current Month Unpaid Nonrecoverable Advance                                          0.00
89  Less: Current Month Reimbursement                                                    0.00
                                                                                -------------
90  End of Month                                                                         0.00
----------------------------------------------------------------------------------------------------------------

                                                   Page 3 of 4

                                              ALLIANCE FUNDING
                                 by SUPERIOR BANK FSB -- SERVICING DIVISION
                                             Designated Servicer
                                           SERVICER'S CERTIFICATE

                                              1997-3 Sub-Pool 1

    In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                        Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-3 Sub-Pool 1 for December 26, 1997, the Remittance date.

                                     Due period ended: December 1, 1997
-----------------------------------------------------------------------------------------------------------

                                                          Total             Class A1            Class A2
                                                     ---------------     --------------      --------------
 91  Total Class Principal -- Original Pool          $120,527,857.00     $35,000,000.00      $30,500,000.00
 92  Interest Remittance Amount                           648,644.22         162,956.32          168,257.91
 93  Interest Rate Factor/1000                              5.381695           4.655895            5.516653

 94  Total Principal Collections                        1,174,470.47       1,174,470.47                0.00
 95  Prefunding Account Transfer                                0.00               0.00                0.00
 96  Additional Principal Reduction                       424,117.64         424,117.64                0.00
                                                     ---------------     --------------      --------------
 97  Principal Remittance Amount                        1,598,588.11       1,598,588.11                0.00
 98  Principal Payment Factor/1000                         13.263225          45.673946            0.000000
 99  Principal Factor                                     968.105113         890.171231          999.997480

100  Prior Month Principal Factor                         981.368338         935.845177          999.997480

-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------

                                                        Class A3            Class A4            Class A5
                                                     --------------      --------------      --------------
 91  Total Class Principal -- Original Pool          $12,000,000.00      $22,027,857.00      $21,000,000.00
 92  Interest Remittance Amount                           66,899.83          129,780.46          120,749.70
 93  Interest Rate Factor/1000                             5.574986            5.891652            5.749986

 94  Total Principal Collections                               0.00                0.00                0.00
 95  Prefunding Account Transfer                               0.00                0.00                0.00
 96  Additional Principal Reduction                            0.00                0.00                0.00
                                                     --------------      --------------      --------------
 97  Principal Remittance Amount                               0.00                0.00                0.00
 98  Principal Payment Factor/1000                         0.000000            0.000000            0.000000
 99  Principal Factor                                    999.997480          999.997480          999.997480

100  Prior Month Principal Factor                        999.997480          999.997480          999.997480

-----------------------------------------------------------------------------------------------------------

                                                Page 4 of 4

                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB -- SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1997-3 SUB POOL 2

               In accordance with section 6.08 of the Pooling and
               Servicing Agreement dated as of September 01, 1997
          and the Insurance Agreement dated as of September 25, 1997,
         Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-3 Sub Pool 2
                  for December 26, 1997, the Remittance date.

                         Period Ended: December 1, 1997

--------------------------------------------------------------------------------

 1  Total Actual Principal Collections                              3,270,337.41
 2  Total Actual Interest Collections                               1,240,044.43
 3       Less: Service Fees Previously Remitted                         9,302.79
 4  Additional Proceeds                                                     0.00
                                                                    ------------
 5       Total Collections:                                         4,501,079.05


    MONTHLY ADVANCE

 9       Interest Advance                                             287,722.66
10       Compensating Interest                                         10,750.73
11       Amounts Held for Future Distributions                              0.00
12  Reserve Withdrawal Per Sec. 6.08 VII                                    0.00
                                                                    ------------
13  Available Remittance Amount:                                    4,799,552.44

14       Less: Service Fees                                            69,373.09
15       Less: Expense Account Deposit                                  4,304.95
16       Cross Collateral Deposit                                           0.00
                                                                    ------------
17  Adjusted Remittance Amount:                                     4,725,874.40


    REMAINING AMOUNT AVAILABLE:

18       Adjusted Remittance Amount                                 4,725,874.40
19       Insured Payments                                                   0.00
20       Insurance Account Deposit @ 13bp
              the Ending Class Principal Balance                       18,654.78
21       Class Remittance Amounts                                   4,707,219.62
22       Cross Collateral Withdrawal                                        0.00
23       Non-Recoverable Advances not
              Previously Reimbursed                                         0.00
                                                                    ------------
24  Total Remaining Amount Available:                                       0.00
                                                                    ============

    Amount of Reimbursements Pursuant to Sec. 5.04

25       Servicing Fee                                                      0.00
26       Monthly Advances and Servicer Advances                             0.00
27       Other Mortgage Payments                                            0.00
28       Interest Earned on P&I Deposits                                    0.00
29       Additional Servicing Compensation                                  0.00

--------------------------------------------------------------------------------

                                                    ALLIANCE FUNDING
                                       by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE

                                                    1997-3 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1997 and the Insurance Agreement dated as of September 25, 1997,
                             Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-3 Sub Pool 2 for December 26, 1997, the Remittance date.

                                             Period Ended: December 1, 1997

------------------------------------------------------------------------------------------------------------------------

                                                                      Total             Class 2-A             Class R
                                                                  --------------      --------------      --------------
30            Number of Loans                                               1564
31  Original Principal Balance                                    182,392,491.24      182,392,491.24
33  Initial Overcollateralization                                   6,924,189.91        6,924,189.91
34  Realized Losses, LTD                                                    0.00                0.00
35  Carryforward Amount                                                     0.00                0.00
36  Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                      0.00                0.00
                                                                  --------------      --------------
37  Opening Class Principal Balance                               175,468,301.33      175,468,301.33
38            Pool Factor per Loan Balance                           101.6271875%        101.6271875%
39            Pool Factor per Class Balance                          100.0000000%        100.0000000%
40  Excess Spread                                                           0.00                               0.00
41  Additional Principal due Class A                                  547,294.48          547,294.48
42  Cross Collateral Deposit                                                0.00                0.00
43  Cross Collateral Withdrawal                                             0.00                               0.00
44  Interest Remittance                                               889,587.73          889,587.73
45  Available Funds Cap Carry Forward                                       0.00                0.00
               Distribution (see schedule C)


    PRINCIPAL REDUCTIONS:

48            Prepayments -- Number                                           25                  25
49            Prepayments -- Dollar                                 3,178,188.39        3,178,188.39
50            Delinquent Loans Repurchased -- Number                           0                   0
51            Delinquent Loans Repurchased -- Dollar                        0.00                0.00
52            Net Liquidation Proceeds                                      0.00                0.00
53            Curtailments                                                  0.00                0.00
54            Normal and Excess Payments                               92,149.02           92,149.02
                                                                  --------------      --------------
55  Principal Remittance                                            3,270,337.41
56            Pre-Funding Account Transfer                                  0.00                0.00
                                                                  --------------      --------------
57  Total Principal Remittance                                      3,270,337.41        3,270,337.41
58  Additional Principal Reduction                                    547,294.48          547,294.48
                                                                  --------------      --------------           ----
59  Total Remittance                                                4,707,219.62        4,707,219.62           0.00
                                                                  ==============      ==============           ====
60  Carryforward Amount                                                     0.00
61  Current Month Realized Loss -- Number                                      0                                  0
62  Current Month Realized Loss -- Dollar                                   0.00                               0.00


    CLASS PRINCIPAL BALANCE -- EOM

63            Number of Loans                                     #         1539
64  Closing Loan Balance                                          179,122,153.83      179,122,153.83
66  Additional Principal Reduction, LTD                             7,471,484.39        7,471,484.39
67  Realized Losses, LTD                                                    0.00                0.00
68  Carryforward Amount                                                     0.00                0.00
69  Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                      0.00                0.00
                                                                  --------------      --------------
70  Closing Class Principal Balance                               171,650,669.44      171,650,669.44
71            Pool Factor per Loan Balance                            99.8049897%         99.8049897%
72            Pool Factor per Class Balance                           95.6419568%         95.6419568%

------------------------------------------------------------------------------------------------------------------------

                                                      Page 2 of 4

                                                    ALLIANCE FUNDING
                                       by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE

                                                    1997-3 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1997 and the Insurance Agreement dated as of September 25, 1997,
                             Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-3 Sub Pool 2 for December 26, 1997, the Remittance date.

                                             Period Ended: December 1, 1997

------------------------------------------------------------------------------------------------------------------------

                                                                     Total              Class A1
                                                                --------------       --------------       --------------
73  Weighted Note Rate -- This Remittance:                         10.24493%
74  Weighted Note Rate -- Next Remittance:                         10.26744%

75  Available Cap Carry Foward Amount -- This Remittance:              0.00
                               (see schedule C)

76  Pass-Through Rate:                                              5.88750%            5.88750%

77  Related Remittance Period:                                     25-Nov-97             thru               25-Dec-97
78  Days in Related Period:                                           31

79  Weighted Average Remaining Term                                 350.99

80  Original Pool -- Principal Balance                          115,690,188.57       115,690,188.57
81  Original Pool -- Pre-Funding Account Balance                 69,619,200.17        69,619,200.17
82  Original Pool -- Initial Overcollateralization                5,837,245.74         5,837,245.74
83  Original Pool -- Class Principal Balance                    179,472,143.00       179,472,143.00
                                                                --------------       --------------
84  Original Pool -- Number of Loans                                455

------------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION              Beginning of Month       Current Month       End of Month
    --------------------------------------------              ------------------      --------------      --------------
85  Initial Overcollateralization                                 6,924,189.91           547,294.48        7,471,484.39
86  Cross Collateral Deposits, LTD                                        0.00                 0.00                0.00
87  Less:  Realized Losses, LTD                                           0.00                 0.00                0.00
                                                                 -------------           ----------       -------------
88  Overcollateralization of Principal                            6,924,189.91           547,294.48        7,471,484.39
                                                                 =============           ==========       =============
89  Base Overcollateralization Requirement                                                                 9,289,441.80
90  Required Overcollateralization                                                                         9,289,441.80


    CURRENT MONTH SUBORDINATED AMOUNT                         Beginning of Month       Current Month       End of Month
    ---------------------------------                         ------------------      --------------      --------------
91  Original Subordinated Amount                                 21,241,543.00             N/A            21,241,543.00
92  Less: Cumulative Realized Losses                                      0.00                 0.00                0.00
93  Plus: Cumulative Additional Proceeds                                  0.00                 0.00                0.00
                                                                 -------------                            -------------
94  Current Subordinated Amount                                  21,241,543.00                            21,241,543.00
                                                                 =============                            =============

    * As per Insurance Supplement Dated 11/25/97

    NONRECOVERABLE ADVANCE RECONCILIATION
    -------------------------------------
95  Beginning of Month                                                    0.00
96  Current Month Nonrecoverable Advance                                  0.00
97  Less: Current Month Reimbursment                                      0.00
                                                                --------------
98  End of Month                                                          0.00
                                                                ==============

------------------------------------------------------------------------------------------------------------------------

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


                                     ALLIANCE FUNDING
                        by SUPERIOR BANK FSB -- SERVICING DIVISION
                                    Designated Servicer
                                   SERVICERS CERTIFICATE

                                     1997-3 SUB POOL 2

                    In accordance with section 6.08 of the Pooling and
                    Servicing Agreement dated as of September 01, 1997
                and the Insurance Agreement dated as of September 25, 1997,
               Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-3 Sub Pool 2
                        for December 26, 1997, the Remittance date.

                              Period Ended: December 1, 1997


-----------------------------------------------------------------------------------------

                                                                              Class A1
                                                    ---------------       ---------------
 99  Total Class Principal -- Original Pool         $179,472,143.00       $179,472,143.00
100  Interest Remittance Amount                          889,587.73            889,587.73
101  Interest Rate Factor/1000                             4.956690              4.956690

102  Total Principal Collections                       3,270,337.41          3,270,337.41
103  Prefunding Account Transfer                               0.00                  0.00
104  Additional Principal Reduction                      547,294.48            547,294.48
                                                    ---------------       ---------------
105  Principal Remittance Amount                       3,817,631.89          3,817,631.89
106  Principal Payment Factor/1000                        21.271445             21.271445
107  Principal Factor                                    956.419568            956.419568

108  Prior Month Principal Factor                        977.691013            977.691013

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